UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 11, 2011

CHINA MEDIAEXPRESS HOLDING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33746	20-8951489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22/F Wuyi Building, 33 Dongjie Street Fuzhou, China 350009	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   +86 591 38377988
_______________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 31, 2011 China MediaExpress Holdings, Inc. (the "Company") filed a Current Report on Form 8-K/A with the Securities and Exchange Commission (the "Original 8-K").  This amendment on Form 8-K/A is being filed solely to file the letter from Deloitte Touche Tohmatsu appearing as exhibit 7.1 hereto.  Except as so specifically amended, the Original 8-K shall not be deemed to have been modified by the filing of this amendment on Form 8-K/A.

Item 9.01.              Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

7.1	Letter of Deloitte Touche Tohmatsu dated March 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIAEXPRESS HOLDINGS, INC.

Date: April 6, 2011	By:	/s/ Zheng Cheng
Name: Zheng Cheng
Title: Chief Executive Officer